                                                              Exhibit (a)(1)(ii)

                             Level 3 Finance, LLC,
           a wholly owned subsidiary of Level 3 Communications, Inc.

                             Letter of Transmittal

                                Pursuant to the

                          Offers to Purchase for Cash

     the Following Series of Notes Issued by Level 3 Communications, Inc.

Up to $400,000,000 aggregate principal amount of outstanding 9 1/8% Senior
Notes due 2008
Up to $150,000,000 aggregate principal amount at maturity of outstanding 10 1/2% Senior Discount Notes due 2008
Up to (Euro)200,000,000 aggregate principal amount of outstanding 10 3/4% Senior Notes due 2008
Up to (Euro)110,000,000 aggregate principal amount of outstanding 11 1/4% Senior Notes due 2010
Up to $250,000,000 aggregate principal amount of outstanding 11% Senior Notes due 2008
Up to $100,000,000 aggregate principal amount of outstanding 11 1/4% Senior Notes due 2010
Up to $100,000,000 aggregate principal amount at maturity of outstanding
12 7/8% Senior Discount Notes due 2010
Up to $300,000,000 aggregate principal amount of outstanding 6% Convertible Subordinated Notes due 2009
Up to $225,000,000 aggregate principal amount of outstanding 6% Convertible Subordinated Notes due 2010 in each case, at a price determined by the "Modified Dutch Auction" procedure described below
             and within the purchase price ranges set forth below


Each Offer will expire at 11:59 p.m., New York City time, on October 5, 2001 unless such Offer is extended (such time and date with respect to an Offer, as it may be extended, the "Expiration Date"). Tendered Notes may be withdrawn at any time prior to the applicable Expiration Date.

                       The Depositary for the Offers is:

                         Mellon Investor Services LLC

                                 By facsimile:
                       (For Eligible Institutions only)
                                (201) 296-4293

                                 Confirmation:
                                (201) 296-4860

         By Mail:                By Overnight Courier:               By Hand:

      P.O. Box 3301               85 Challenger Road         120 Broadway--13th Floor
South Hackensack, NJ 07606         Mail Stop--Reorg          New York, New York 10271
                           Ridgefield Park, New Jersey 07660
                              Attn: Reorganization Dept.

   Delivery of this Letter of Transmittal to an address, or transmission via facsimile to a number, other than as set forth above will not constitute valid delivery.

                               -----------------

   The instructions contained herein and in the Offer to Purchase (as defined herein) should be read carefully before this Letter of Transmittal is completed.

   List in the box entitled "Description of Notes" on page 3 hereof the series of Notes, certificate numbers, principal amounts of Notes being tendered and the tender price for:

    . 9 1/8% Senior Notes due 2008 of Level 3 (the "9 1/8% Notes") at a price not greater than $540 nor less than $490 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

    . 10 1/2% Senior Discount Notes due 2008 of Level 3 ("10 1/2% Discount Notes") at a price not greater than $360 nor less than $330 per $1,000 principal amount at maturity;

    . 10 3/4% Senior Notes due 2008 of Level 3 (the "10 3/4% Euro Notes") at a price not greater than (Euro)530 nor less than (Euro)490 per (Euro)1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

    . 11 1/4% Senior Notes due 2010 of Level 3 (the "11 1/4% Euro Notes") at a price not greater than (Euro)550 nor less than (Euro)510 per (Euro)1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

    . 11% Senior Notes due 2008 of Level 3 (the "11% Notes") at a price not greater than $570 nor less than $520 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

    . 11 1/4% Senior Notes due 2010 of Level 3 (the "11 1/4% Notes") at a price not greater than $550 nor less than $500 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase;

    . 12 7/8% Senior Discount Notes due 2010 of Level 3 (the "12 7/8% Discount Notes") at a price not greater than $300 nor less than $270 per $1,000 principal amount at maturity;

    . 6% Convertible Subordinated Notes due 2009 of Level 3 (the "2009 Convertible Notes") at a price not greater than $320 nor less than $290 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase; and

    . 6% Convertible Subordinated Notes due 2010 of Level 3 (the "2010 Convertible Notes") at a price not greater than $310 nor less than $280 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase.

The 9 1/8% Notes, 10 1/2% Discount Notes, 10 3/4% Euro Notes, 11 1/4% Euro Notes, 11% Notes, 11 1/4% Notes, 12 7/8% Discount Notes, 2009 Convertible Notes and 2010 Convertible Notes are referred to herein individually as a "series of Notes" and collectively as the "Notes". The 10 1/2% Discount Notes and 12 7/8% Discount Notes are referred to herein collectively as the "Discount Notes." The 10 3/4% Euro Notes and 11 1/4% Euro Notes are referred to herein collectively as the "Euro Notes." The lowest price in each of the price ranges listed above for a series of Notes is referred to as the "Minimum Offer Price" for that series. The maximum aggregate principal amount (or principal amount at maturity, as applicable) listed above for a series of Notes is referred to as the "Offer Amount" for that series.

   The CUSIP and other clearing reference number(s) for each series of Notes are listed on Annex I hereto.

   List below the series of Notes to which this Letter of Transmittal relates and either (i) specify the price (in multiples of $5 per $1,000 principal amount or principal amount at maturity, as applicable (or (Euro)5 per (Euro)1,000 principal amount in the case of the Euro Notes)) at which each series of Notes is being tendered, within the applicable range specified above for such series of Notes, or (ii) do not specify a price, in which case the holder will be deemed to have specified the Minimum Offer Price in respect of such series of Notes being tendered and to accept the Purchase Price determined by Purchaser with respect to the terms of the applicable Offer. If the space provided below is inadequate, list the series of Notes, certificate numbers, principal amounts and tender prices of each series of Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.

                                                     DESCRIPTION OF NOTES
--------------------------------------------------------------------------------------------------------------------------------
   Name(s) and Address(es) of
 Registered holder(s) or Name of
DTC Participant and Participant's Series of Notes (please specify one or               Principal    Principal    Price at
   DTC Account Number in which         more series of Notes you are                    Amount of    Amount of  Which Notes
         Notes are Held            tendering by checking the applicable  Certificate     Notes        Notes     are Being
     (Please fill in blank)                      box(es))                Number(s)*  Represented** Tendered*** Tendered****
----------------------------------------------------------------------------------------------------------------------------
                                        [_] 9 1/8% Notes
                                  ------------------------------------------------------------------------------------------
                                        [_] 10 1/2% Discount Notes
                                  ------------------------------------------------------------------------------------------
                                        [_] 10 3/4% Euro Notes
                                  ------------------------------------------------------------------------------------------
                                        [_] 11 1/4% Euro Notes
                                  ------------------------------------------------------------------------------------------
                                        [_] 11% Notes
                                  ------------------------------------------------------------------------------------------
                                        [_] 11 1/4% Notes
                                  ------------------------------------------------------------------------------------------
                                        [_] 12 7/8% Discount Notes
                                  ------------------------------------------------------------------------------------------
                                        [_] 2009 Convertible Notes
                                  ------------------------------------------------------------------------------------------
                                        [_] 2010 Convertible Notes
----------------------------------------------------------------------------------------------------------------------------
  *    Need not be completed by holders tendering by book-entry transfer.
  **   Aggregate principal amount of Notes of the given series, other than the Discount Notes. Aggregate principal amount at maturity in the case of each series of Discount Notes.
  ***  Aggregate principal amount of Notes of the given series, other than the Discount Notes. Aggregate principal amount at maturity of Notes in the case of each series of Discount Notes. Unless otherwise indicated, it will be assumed that the entire aggregate principal amount or principal amount at maturity, as applicable, represented by the Notes specified above is being tendered.
  **** Each tender price must be in multiples of $5 per $1,000 principal amount or principal amount at maturity, as applicable (or (Euro)5 per (Euro)1,000 principal amount in the case of the Euro Notes), and within the applicable price range for the series of Notes subject to that Offer. In the event no tender price is specified, the holder will be deemed to have tendered the applicable series of Notes at the Minimum
       Offer Price.

   The names and addresses of the holders should be printed, if not already printed above, exactly as they appear on the certificates representing Notes tendered hereby. The Notes and the principal amount of Notes represented and that the undersigned wishes to tender should be indicated in the appropriate boxes.

   HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE APPLICABLE PURCHASE PRICE PER $1,000 PRINCIPAL AMOUNT, OR PRINCIPAL AMOUNT AT MATURITY, AS APPLICABLE, OR
(Euro)1,000 PRINCIPAL AMOUNT IN THE CASE OF THE EURO NOTES, OF NOTES PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE.

[_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
   FOLLOWING:

Name of Tendering Institution: ________________________________________________

Account Number with DTC: ______________________________________________________

Transaction Code Number: ______________________________________________________

   By the execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated September 10, 2001 (the "Offer to Purchase") of Level 3 Finance, LLC ("Purchaser"), a Delaware limited liability company and a wholly owned subsidiary of Level 3 Communications, Inc., a Delaware corporation ("Level 3"). This Letter of Transmittal and instructions hereto (the "Letter of Transmittal") together with the Offer to Purchase, (and any amendments or supplements to the Offer to Purchase and this Letter of Transmittal) constitutes a separate "Offer" with respect to each series of Notes. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

   This Letter of Transmittal is to be used by holders if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by holders or (ii) tender of Euro Notes is to be made by book-entry transfer to the Depositary's account at The Depositary Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under Item 6, "Procedures for Tendering Notes--Tender of Notes Held Through DTC," by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes. Delivery of documents to DTC does not constitute delivery to the Depositary.

   The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the applicable Offer.

   The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Letter of Transmittal must be directed to Salomon Smith Barney or J.P. Morgan Securities Inc., the Dealer Managers for the Offers, or Mellon Investor Services LLC, the Information Agent, in each case at the address and telephone number set forth on the back cover page of this Letter of Transmittal. See Instruction 12 below.

   Holders that are tendering by book-entry transfer to the Depositary's account at DTC must execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Offers must transmit their acceptances to DTC, which will verify the acceptances and execute a book-entry delivery to the Depositary's DTC account. DTC will then send an Agent's Message to the Depositary for its acceptance.

   With respect only to Euro Notes held through DTC, payment of the purchase price will not be made through DTC's ATOP system (because payment will be denominated in euros and not U.S. dollars). Accordingly, holders must provide payment instructions for a payment denominated in euros and the VOI number of the corresponding ATOP instruction.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the applicable Offer, the undersigned hereby tenders to Purchaser the principal amount (or principal amount at maturity, as applicable) of the series of Notes indicated in the box entitled "Description of Notes" on page 3 hereof.

   Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount (or principal amount at maturity, as applicable) of the series of Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to the Notes that are being tendered hereby, waives any and all other rights with respect to such Notes (including without limitation, any existing or past defaults and their consequences in respect of the Notes and the Indenture under which the Notes were issued) and releases and discharges Purchaser from any and all claims such holders may have now, or may have in the future, arising out of, or related to, such Notes, including without limitation, any claims that such holder is entitled to receive additional principal or interest payments with respect to such Notes or to participate in any redemption or defeasance of the Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Purchaser) with respect to such Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, Purchaser, (ii) present such Notes for transfer of ownership on the books of Purchaser and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes.

   The undersigned understands that tenders of Notes may be withdrawn or revoked by written notice of withdrawal or revocation received by the Depositary at any time prior to the applicable Expiration Date, but the applicable Purchase Price shall not be payable in respect of Notes so withdrawn.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase and payment by Purchaser, Purchaser will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

   The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by Purchaser will constitute a binding agreement between the undersigned and Purchaser, upon the terms and subject to the conditions of the applicable Offer.

   For purposes of each Offer, the undersigned understands that Purchaser will be deemed to have accepted for payment validly tendered Notes if, as and when Purchaser gives written notice thereof to the Depositary.

   The undersigned understands that Purchaser's obligation to accept for payment, and to pay for, Notes validly tendered pursuant to an Offer is subject to satisfaction of certain conditions set forth in Section 9 of the Offer to Purchase under the caption "Conditions to Each Offer." Any Notes not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

   All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

   The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Purchaser or receipt of an Agent's Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by Purchaser, in its sole discretion, which determination shall be final and binding.

   Unless otherwise indicated under "Special Payment Instructions" below, please issue a check from the Depositary for the Purchase Price for any Notes tendered hereby that are purchased, and/or return any certificates representing Notes not tendered or not accepted for purchase in the name(s) of the holder(s) appearing under "Description of Notes." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the applicable Purchase Price and/or return any certificates representing Notes not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under "Description of Notes." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the applicable Purchase Price and/or return any certificates representing Notes not tendered or not accepted for purchase (and any accompanying documents, as appropriate) to the person or persons so indicated. In the case of a book-entry delivery of Notes, please credit the account maintained at DTC with any Notes not tendered or not accepted for purchase. The undersigned recognizes that Purchaser does not have any obligation pursuant to the Special Payment Instructions to transfer any Notes from the name of the holder thereof if Purchaser does not accept for purchase any of the Notes so tendered.

                                PLEASE SIGN HERE
                    (To Be Completed By All Tendering Holders
      Regardless of Whether Notes Are Being Physically Delivered Herewith,
           Unless an Agent's Message Is Delivered In Connection With a
                             Book-Entry Transfer of
                                   Such Notes)

     This Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as their name(s)appear(s) on certificate(s) for Notes or, if tendered by the registered holder(s) of Notes exactly as suchparticipant's name appears on a security position listing as the owner of Notes, or by person(s) authorized tobecome registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If thesignature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in afiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" andsubmit evidence satisfactory to Purchaser of such person's authority to so act. See Instruction 5 below.

     If the signature appearing below is not of the registered holder(s) of the Notes, then the registeredholder(s) must sign a valid proxy.

 X __________________________________________________________________________

X ___________________________________________________________________________
              (Signature(s) of Holder(s) or Authorized Signatory)

 Dated: ___________________________, 2001.

 Name(s): ___________________________________________________________________

 ____________________________________________________________________________
                                 (Please Print)

 Capacity: __________________________________________________________________

 Address: ___________________________________________________________________

          ___________________________________________________________________
                              (Including Zip Code)

 Area Code and Telephone No.: _______________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

              SIGNATURE GUARANTEE (See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

_____________________________________________________________________________
         (Name of Medallion Signature Guarantor Guaranteeing Signature)

 ____________________________________________________________________________

(Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

 ____________________________________________________________________________
                             (Authorized Signature)

 ____________________________________________________________________________
                                 (Printed Name)

 ____________________________________________________________________________
                                     (Title)

 Date: ___________________________ , 2001.

------------------------------------------------------  ---------------------------------------------------------

           SPECIAL PAYMENT INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
         (See Instructions 4, 5, 6 and 7)                         (See Instructions 4, 5, 6 and 7)

   To be completed ONLY if checks constituting             To be completed ONLY if certificates for
payments for Notes to be purchased in connection        Notes in a principal amount not tendered or not
with the Offer are to be issued to the order of,        accepted for purchase are to be sent to someone
someone other than the person or persons whose          other than the person or persons whose signature(s)
signature(s) appear(s) within this Letter of            appear(s) within this Letter of Transmittal to an
Transmittal or issued to an address different from      address different from that shown in the box entitled
that shown in the box entitled "Description of          "Description of Notes" within this Letter of
Notes" within this Letter of Transmittal.               Transmittal.

Name:                                                   Name:
                  (Please Print)                                           (Please Print)

Address:                                                Address:
                  (Please Print)                                           (Please Print)


                                          Zip Code                                                   Zip Code


Taxpayer Identification or Social Security Number         Taxpayer Identification or Social Security Number
         (See Substitute Form W-9 herein)                         (See Substitute Form W-9 herein)
------------------------------------------------------  ---------------------------------------------------------

                         INSTRUCTIONS FOR PAYMENT
                           DENOMINATED IN EUROS
                            (See Instruction 6)

                            To be completed ONLY
                         if Euro Notes arebeing
                         tendered.

                         DTC Participant Name and
                         Number :

                         _________________________

                         Payment Instructions: ___

                         _________________________

                         _________________________

                         _________________________

                         _________________________
                         VOI Number :

                                 INSTRUCTIONS

            Forming Part of the Terms and Conditions of Each Offer

   1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, (a "Medallion Signature Guarantor"), unless the Notes tendered are tendered and delivered (i) by a registered holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed any of the boxes entitled "Special Delivery Instructions" on the Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes with respect to Notes so registered. See Item 6, "Procedures for Tendering Notes," in the Offer to Purchase.

   2. Requirements of Tender. This Letter of Transmittal is to be completed by holders of Notes if certificates representing such Notes are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Offer to Purchase under Item 6, "Procedures for Tendering Notes." For a holder to validly tender Notes pursuant to an Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Depositary at its address set forth herein on or prior to the applicable Expiration Date and either (i) certificates representing such Notes must be received by the Depositary at its address or (ii) such Notes must be transferred pursuant to the procedures for book-entry transfer described in the Offer to Purchase under Item 6, "Procedures for Tendering Notes" and a Book-Entry Confirmation must be received by the Depositary, in each case, on or prior to the Expiration Date.

   The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through the DTC and acceptance of Agent's Message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary.

   No alternative, conditional or contingent tenders shall be accepted. All tendering holders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

   3. Withdrawal of Tenders; Amendment and Extension. A tender of Notes pursuant to an Offer may be withdrawn at any time prior to the applicable Expiration Date, but no consideration shall be payable in respect of the Notes so withdrawn.

   If, for any reason whatsoever, acceptance for payment of, or payment for, any Notes tendered pursuant to an Offer is delayed (whether before or after Purchaser's acceptance for payment of Notes) or Purchaser is unable to accept for payment or pay for the Notes tendered pursuant to an Offer, Purchaser may (without prejudice to its rights set forth herein) instruct the Depositary to retain tendered Notes, and such Notes may not be withdrawn (subject to Rule 14e-1(c) under the Exchange Act, which requires that an offeror pay the consideration or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

   For a withdrawal of tendered Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary prior to the applicable Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes, and (iii) be signed by the holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), or be accompanied by evidence sufficient to the Depositary that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not effected.

   Any permitted withdrawal of tendered Notes may not be rescinded and any Notes properly withdrawn will thereafter be deemed not validly tendered; provided, however, that properly withdrawn Notes may be re-tendered, by again following one of the appropriate procedures described in Item 6, "Procedures for Tendering Notes" in the Offer to Purchase, at any time on or prior to the Expiration Date.

   Any Notes that have been tendered pursuant to an Offer but that are not purchased will be returned to the holder thereof without cost to such holder as soon as practicable following the earlier to occur of the applicable Expiration Date or the date on which that Offer is terminated without any Notes being purchased thereunder.

   All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by Purchaser, in Purchaser's sole discretion (whose determination shall be final and binding). None of Purchaser, the Depositary, the Dealer Managers, the Information Agent, the Trustee nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

   If Purchaser makes a material change in the terms of an Offer or the information concerning an Offer or waives a material condition of an Offer, Purchaser will disseminate additional materials relating to that Offer and extend that Offer to the extent required by law. In addition, Purchaser may, if it deems appropriate, extend an Offer for any other reason. In addition, if the consideration to be paid in an Offer is increased or decreased or the principal amount (or principal amount at maturity, as applicable) of Notes subject to an Offer is increased or decreased, that Offer will remain open at least 10 business days from the date Purchaser first gives notice of such increase or decrease to holders of Notes subject to that Offer, by press release or otherwise.

   4. Partial Tenders. Tenders of Notes pursuant to an Offer will be accepted only in principal amounts (or principal amounts at maturity, as applicable) equal to $1,000 (or (Euro)1,000 in the case of the Euro Notes) or integral multiples thereof. If less than the entire principal amount (or principal amount at maturity, as applicable) of any Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount (or principal amount at maturity, as applicable) tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount (or principal amount at maturity, as applicable) represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount (or principal amount at maturity, as applicable) of all Notes is not tendered or not accepted for purchase, certificates for the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box in this Letter of Transmittal (see Instruction 6) promptly after the Notes are accepted for purchase.

   5. Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Notes.

   IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY,

WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

   If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

   If this Letter of Transmittal is signed by the holder, the certificates for any principal amount of Notes not tendered or accepted for purchase are to be issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered holder, and checks constituting payments for Notes to be purchased in connection with the applicable Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Notes, nor provide a separate bondpower. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

   If this Letter of Transmittal or any certificates of Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. The proper evidence satisfactory to Purchaser of their authority to so act must be submitted with this Letter of Transmittal.

   When this Letter of Transmittal is signed by the registered holder(s) of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

   Endorsements on certificates for Notes, signatures on bond powers and proxies provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

   6. Special Payment and Special Delivery Instructions; Instructions for Payment Denominated in Euros. Tendering holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased in connection with the Offer are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered holder of the Notes tendered. For holders of Notes tendering by book-entry transfer, Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

   With respect only to Euro Notes held through DTC, payment of the purchase price will not be made through DTC's ATOP system (because payment will be denominated in euros and not U.S. dollars). Accordingly, tendering holders should indicate in the applicable box payment instructions for a payment denominated in euros. In addition, tendering holders should provide the VOI number of the corresponding ATOP instruction.

   7. Backup Withholding; Substitute Form W-9; Form W-8. Each tendering holder is required to provide the Depositary with the holder's correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on the Substitute Form W-9, which is provided under "Important Tax Information" below or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to a $50 penalty imposed by the Internal Revenue Service and to applicable federal income tax backup withholding on the payment made to the holder or other payee with respect to Notes purchased pursuant to an Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN, the Depositary will withhold the applicable backup withholding amount from all such payments with respect to the Notes to be purchased until a TIN is provided to the Depositary. In any case, 60 days after the Payment Date the Depositary will remit the withheld amount to the IRS. Each tendering holder that is a foreign person, including entities, must submit an appropriate properly completed Internal Revenue Service Form W-8 certifying, under penalties of perjury, to such holder's foreign status in order to establish an exemption from backup withholding. An appropriate form W-8 can be obtained from the Information Agent.

   8. Transfer Taxes. Purchaser will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offers, except in the case of deliveries of certificates for Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered holder of Notes tendered hereby. Except as provided in this Instruction 8, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

   9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes pursuant to any of the procedures described above will be determined by Purchaser in Purchaser's sole discretion (whose determination shall be final and binding). Purchaser reserves the right to reject any or all tenders of any Notes determined by it not to be in proper form or if the acceptance for payment of, or payment for, such Notes may, in the opinion of Purchaser's counsel, be unlawful. Purchaser also reserves the absolute right, in its sole discretion, to waive any of the conditions of an Offer or to waive any defect or irregularity in any tender with respect to Notes of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. Purchaser's interpretation of the terms and conditions of the Offers (including the Letter of Transmittal and the Instructions thereto) will be final and binding. Neither Purchaser, the Depositary, the Dealer Managers, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If Purchaser waives its right to reject a defective tender of Notes, the holder will be entitled to the applicable Purchase Price.

   10. Waiver of Conditions. Purchaser expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to an Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

   11. Mutilated, Lost, Stolen, or Destroyed Certificates for Notes. If a holder desires to tender Notes, but the certificates for Notes have been mutilated, lost, stolen or destroyed, such holder should contact The Bank of New York, Corporate Trust, Trustee Administration, 101 Barclay Street, 21 W, New York, New York 10286, to receive information about the procedures for obtaining replacement certificates for Notes.

   12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Offers may be obtained from, either the Dealer Managers or the Information Agent, whose address and telephone number appear on the last page hereto.

                           IMPORTANT TAX INFORMATION

   Under federal income tax laws, a holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payor) with such holder's correct TIN on substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number or individual taxpayer identification number, as the case may be. If the Depositary is not provided with the TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to an Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

   Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary an appropriate, properly completed Internal Revenue Service Form W-8BEN, W-8ECI, W-8EXP or W-8IMY (a "Form W-8"), as the case may be, signed under penalties of perjury, certifying to that holder's foreign status. An appropriate Form W-8 can be obtained from the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   If backup withholding applies, the Depositary is required to withhold the applicable backup withholding amount of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments made with respect to Notes purchased pursuant to an Offer, the holder is required to provide the Depositary with either (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Depositary

   The holder is required to give the Depositary the TIN (e.g., social security number, individual taxpayer identification number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


                                    PAYOR'S NAME: Mellon Investor Services LLC
-------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                 Part 1 -- PLEASE PROVIDE YOUR TIN
FORM W-9                   IN THE BOX AT RIGHT AND CERTIFY                        Social Security Number
                           BY SIGNING AND DATING BELOW                           (or Individual Taxpayer
                                                                                  Identification Number)
                                                                            (If awaiting TIN, write "Applied For")
                                                                                              or

                                                                             ____________________________________
                                                                                Employer Identification Number
                                                                            (If awaiting TIN, write "Applied For")
                           ----------------------------------------------------------------------------------------
Department of the          Part 2 -- Certification -- Under Penalties        Part 3 --
Treasury                   of Perjury, I Certify that:
Internal Revenue Service   (1)The number shown on this form is my            Awaiting TIN [_]
                              correct Taxpayer Identification Number
Payer's Request for           (or I am waiting for a number to be
Taxpayer Identification       issued to me), and
Number (TIN)               (2)I am not subject to backup withholding
                              because (a) I am exempt from backup
                              withholding or (b) I have not been
                              notified by the Internal Revenue
                              Service ("IRS") that I am subject to
                              backup withholding as a result of
                              failure to report all interest or
                              dividends, or (c) the IRS has notified
                              me that I am no longer subject to
                              backup withholding, and
                           (3)I am a U.S. person (including a U.S.
                              resident alien)
-------------------------------------------------------------------------------------------------------------------
Certificate instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return.
However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE______________________________________________      DATE ____________________, 2001

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO AN OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


                             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either
(a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the Payment Date the withholding amount will be remitted to the IRS.

SIGNATURE______________________________________________      DATE ____________________, 2001


                                    Annex I

                          CLEARING REFERENCE NUMBERS

        Series          Type    CUSIP       ISIN     Common Code
        ------          ----    -----       ----     -----------

     9 1/8% Notes      Global 52729NAC4 US52729NAC48  008919810
                        144A  52729NAA8 US52729NAA81         --
                       Reg S  U52782AA4 USU52782AA48  008690286
                         AI   52729NAB6 US52729NAB64         --

10 1/2% Discount Notes Global 52729NAE0 US52729NAE04  009792236
                        144A  52729NAD2 US52729NAD21         --
                       Reg S  U52782AB2 USU52782AB21  009295330
                         AI   52729NAF7  US52729NAF7         --

  10 3/4% Euro Notes   Global 52729NAU4 US52729NAU46  011279783
                        144A  52729NAT7 US52729NAT72  010862469
                       Reg S         -- XS0108624007  010862400
                         AI    5279NAY6           --         --

 11   1/4% Euro Notes  Global 52729NAW0 US52729NAW02  011279813
                        144A  52729NAV2 US52729NAV29  010862361
                       Reg S         -- XS0108622217  010862221
                         AI    5279NAX8           --         --

      11% Notes        Global 52729NAK6 US52729NAK63  011335276
                        144A  52729NAH3 US52729NAH35  010868211
                       Reg S  U52782AC0  US52782AC04         --
                         AI   52729NAJ9  US5279NAJ90         --

   11    1/4% Notes    Global 52729NAN0 US52729NAN03  011382754
                        144A  52729NAL4 US52729NAL47  010868220
                       Reg S  U52782AD8 USU52782AD86         --
                         AI   52729NAM2 US52729NAM20         --

12 7/8% Discount Notes Global 52729NAR1 US52729NAR17  011382878
                        144A  52729NAP5 US52729NAP50  010868254
                       Reg S  U52782AE6 USU52782AE69         --
                         AI   52729NAQ3 US52729NAQ34         --

   2009 Convertible           52729NAG5 US52729NAG51  010241456
        Notes

   2010 Convertible           52729NAS9 US52729NAS99  010883555
        Notes

   Any questions or requests for assistance or additional copies of this Offer to Purchase or the Letter of Transmittal may be directed to the Information Agent at the telephone numbers and location listed below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offers.

                   The Information Agent for the Offers is:

                         Mellon Investor Services LLC
                           44 Wall Street, 7th Floor
                           New York, New York 10005
                    Banks and Brokers call: (917) 320-6286
                           Toll free (888) 788-1979

                    The Dealer Managers for the Offers are:

         Salomon Smith Barney                 J.P. Morgan Securities Inc.
         390 Greenwich Street                       270 Park Avenue
       New York, New York 10013                New York, New York 10010
 Attention: Liability Management Group        Attention: Laura Yachimski
    Telephone: (212) 723-6106 (call         Telephone: (212) 270-1100 (call
               collect)                                collect)
      (800) 558-3745 (toll-free)              (800) 245-8812 (toll-free)